UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-05385

DWS Value Series, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:                                           11/30

Date of reporting period:                                        11/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2010 Annual Report to Shareholders

DWS Large Cap Value Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
14 Portfolio Summary
16 Investment Portfolio
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
29 Notes to Financial Statements
38 Report of Independent Registered Public Accounting Firm
39 Tax Information
40 Investment Management Agreement Approval
45 Summary of Management Fee Evaluation by Independent Fee Consultant
49 Board Members and Officers
53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2010
Average Annual Total Returns as of 11/30/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.54%	-5.13%	1.68%	4.25%
Class B	4.72%	-5.93%	0.83%	3.39%
Class C	4.85%	-5.81%	0.95%	3.46%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-0.53%	-6.98%	0.48%	3.63%
Class B (max 4.00% CDSC)	1.72%	-6.44%	0.69%	3.39%
Class C (max 1.00% CDSC)	4.85%	-5.81%	0.95%	3.46%
No Sales Charges					Life of Class S*
Class S	5.92%	-4.82%	2.01%	N/A	2.42%
Institutional Class	5.94%	-4.76%	2.09%	4.68%	N/A
Russell 1000® Value Index+	8.95%	-7.11%	-0.13%	2.98%	0.94%
S&P 500® Index++	9.94%	-5.15%	0.98%	0.81%	1.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.02%, 1.87%, 1.78%, 0.71% and 0.63% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 11/30/10	$16.53	$16.57	$16.56	$16.54	$16.55
11/30/09	$15.95	$15.97	$15.96	$15.95	$15.97
Distribution Information: Twelve Months as of 11/30/10: Income Dividends	$.29	$.15	$.17	$.34	$.35

Lipper Rankings — Large-Cap Value Funds Category as of 11/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	312	of	465	67
3-Year	66	of	425	16
5-Year	40	of	364	11
10-Year	22	of	191	12
Class B 1-Year	381	of	465	82
3-Year	116	of	425	28
5-Year	83	of	364	23
10-Year	42	of	191	22
Class C 1-Year	371	of	465	80
3-Year	112	of	425	27
5-Year	77	of	364	22
10-Year	37	of	191	20
Class S 1-Year	284	of	465	61
3-Year	49	of	425	12
5-Year	25	of	364	7
Institutional Class 1-Year	282	of	465	61
3-Year	45	of	425	11
5-Year	23	of	364	7
10-Year	17	of	191	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2010 to November 30, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended November 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/10	$1,086.90	$1,083.30	$1,084.00	$1,089.20	$1,089.50
Expenses Paid per $1,000*	$5.55	$9.24	$9.09	$3.61	$3.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/10	$1,019.75	$1,016.19	$1,016.34	$1,021.61	$1,021.71
Expenses Paid per $1,000*	$5.37	$8.95	$8.80	$3.50	$3.40

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Value Fund	1.06%	1.77%	1.74%	.69%	.67%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Large Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Large Cap Value Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Manager

Thomas Schuessler, PhD

Lead Portfolio Manager

Oliver Pfeil, PhD

Volker Dosch

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Although concerns about the outlook for economic growth periodically weighed on investor sentiment during the past 12 months, the US equity market finished the period with a healthy gain as a result of what we believe were three important trends. First, the US economy moved to a firmer footing than where it stood one year ago, causing investor fears of a "double-dip" recession to fade gradually into the background. Second, stock prices were energized by the overall health of US corporations, as demonstrated by strong corporate earnings results, cash-rich balance sheets and — in many cases — attractive dividend yields relative to bonds. The monetary policy of the US Federal Reserve Board (the Fed) was a third pillar of positive stock market performance. The Fed kept rates near zero for the full 12-month period and — perhaps most notably — expressed a willingness in late August to print money in order to spur growth if the economy begins to falter. Together, we believe these favorable developments helped stocks continue their long climb off of the crisis lows of March 2009.

As is often the case at a time of positive performance for the market, however, growth stocks outpaced their value counterparts by a comfortable margin. While the Russell 1000® Growth Index rose 14.04% in the period, the Russell 1000® Value Index — the fund's benchmark — gained 8.95%.1,2 In this environment, the Class A shares of the fund generated a positive performance of 5.54%, but trailed both the benchmark and the 6.79% return of its Lipper peer group, Large-Cap Value Funds.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

Positive and Negative Contributors to Performance

The primary reason for the fund's underperformance during the past 12 months was our preference for high-dividend-paying stocks with stable cash flows and our corresponding underweight in the higher-risk, cyclical areas of the market.4 While our defensive posture benefited performance during the challenging environment of the second calendar quarter, it prevented us from keeping pace with the market during the remainder of the period.

Our preference for more defensive, higher-dividend stocks was based on our view that the economic recovery was largely the result of short-term, unsustainable fiscal and monetary stimuli rather than a sustainable, longer-term improvement in final demand. Expecting that this would ultimately result in a lower-growth, lower-return market environment, we shifted assets out of cyclical, deep-value stocks into less cyclical, stable-value stocks during the early part of the year. Our particular emphasis on dividends was based on our view that high-dividend-paying stocks were undervalued, on a historical basis, relative to both bond yields and the stock market as a whole. Unfortunately, cyclical, higher-beta stocks in fact strongly outperformed the market by a substantial margin during the past 12 months.5

On the positive side, we added quite a bit of value via our sector allocations. Specifically, we held a significant underweight in financials — a 12-month average of approximately 12% of assets compared to 29% for the benchmark. In our view, slow loan growth, deleveraging and stricter regulation will impair the earnings power of banks for some time to come. Further, we think that the US banking system suffers from overcapacity, which will likely pressure margins over time. Requirements that banks hold more capital are also likely to represent a headwind by weighing on the industry's return on equity. Together, these factors represented a drag on the return of the financial sector during the past year — while the Russell 1000 Value Index gained 8.95%, the financial stocks in the index returned just 0.50%. Our underweight position was therefore a positive for performance.

The fund's performance was also helped by our overweight in energy. We liked the sector on the basis of both its strong fundamentals and attractive valuations. While new supply remains relatively tight, strong demand growth from emerging markets, coupled with a cyclical improvement in the world's developed economies, supports the upward trajectory of oil prices. Energy stocks outperformed during the past year, so this overweight boosted our return relative to the benchmark.

Unfortunately, the positive impact of our sector allocation was offset by our weaker stock selection. We lagged the benchmark in the technology, materials and consumer discretionary sectors, which reflects both our more defensive positioning in these areas and the underperformance of several individual stock picks. A notable detractor within technology was Hewlett-Packard Co., which lost ground after its CEO, Mark Hurd, was forced to step down and was replaced by Leo Apotheker, a choice that proved unpopular with investors.

Outside of these sectors, an important laggard was our position in H&R Block, Inc, whose business was hurt by the combination of high unemployment and increased competition from tax-preparation software. Believing the market overreacted to these developments, we took advantage of the price weakness to add to our position during the period.

Despite our positive view on energy shares, stock selection in this sector also proved to be a source of underperformance. The fund held positions in a number of companies either directly affected by the Gulf oil spill, such as Transocean Ltd. (the owner of the Deepwater Horizon rig), or those indirectly affected due to the subsequent drilling ban, such as Noble Corp. and Ensco PLC.

In terms of individual positions that helped performance, two of our top contributors were industrial stocks that were boosted by rising profit margins and strong overseas sales growth: Emerson Electric Co.* and Dover Corp. Our position in a classic value stock, Altria Group, Inc., also contributed to the fund's 12-month results. Altria experienced rising profits on the strength of better-than-expected sales volumes and improved pricing power. Genuine Parts Co., a maker of automobile components, produced market-beating returns as a surge in worldwide auto sales led to a recovery in the shares of parts manufacturers. The fund's relative performance was further boosted by our decision to avoid two major index components that lagged the broader market by a wide margin: Bank of America,* in which we sold our remaining position early in the year, and Exxon Mobil Corp., in which we held a substantial underweight.

Outlook and Positioning

We are maintaining our emphasis on higher-dividend, stable-value stocks. This positioning is partially a reflection of our cautious macroeconomic outlook. We continue to believe that the recovery in economic growth is largely the result of unsustainable government policy rather than an improvement in real final demand. Consequently, we believe it is more appropriate to be positioned defensively at this juncture rather than taking on the risk of investing in high-priced cyclicals. Our positioning also reflects the increasing attractiveness of dividend-paying securities. The gap between government bond yields and the dividend yield (0.50% as of August 2010) on the Standard & Poor's 500® (S&P 500) Index is well below the historical average (3.09% as of August 2010), and many companies in the S&P 500 Index have dividend yields in excess of their intermediate corporate bond yields. At the same time, however, renewed strength in corporate balance sheets, earnings and cash flows should support sustained and/or increased dividends for many stocks. We believe this forms a sound basis for our continued focus on dividend-paying large-cap stocks.

1 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values.

2 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 Lipper Large-Cap Value Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500® Index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Large-Cap Value Funds category. For the 1-, 3-, 5- and 10-year periods, this category's average was 6.79% (465 funds), -7.07% (425 funds), 0.49% (364 funds) and 2.40% (191 funds), respectively, as of 11/30/10. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

5 Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

* Not held in the portfolio as of November 30, 2010.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/10	11/30/09

Common Stocks	92%	98%
Cash Equivalents	8%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	11/30/10	11/30/09

Energy	18%	18%
Consumer Staples	13%	11%
Health Care	12%	14%
Financials	11%	16%
Utilities	11%	11%
Telecommunication Services	9%	9%
Information Technology	7%	2%
Consumer Discretionary	7%	5%
Industrials	6%	8%
Materials	6%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at November 30, 2010 (21.7% of Net Assets)
1. CenturyLink, Inc. Provider of local exchange telephone services and wireless telephone services	2.8%
2. AT&T, Inc. Provider of communications services	2.3%
3. Suncor Energy, Inc. An integrated energy company	2.1%
4. Altria Group, Inc. Parent company operating in the tobacco and food industries	2.1%
5. Philip Morris International, Inc. Seller and distributor of tobacco products	2.1%
6. Genuine Parts Co. Distributor of automobile replacement parts, office products and electronic materials	2.1%
7. PG&E Corp. Provider of electric and gas utilities	2.1%
8. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.1%
9. Marathon Oil Corp. Provider of oil and gas	2.0%
10. PartnerRe Ltd. Provides multi-line reinsurance to insurance companies	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of November 30, 2010
	Shares	Value ($)

Common Stocks 92.1%
Consumer Discretionary 6.6%
Automobiles 0.7%
General Motors Co.* (a)	359,035	12,278,997
Distributors 2.1%
Genuine Parts Co. (a)	713,854	34,364,932
Diversified Consumer Services 1.4%
H&R Block, Inc. (a)	1,770,006	22,284,376
Hotels Restaurants & Leisure 1.3%
Carnival Corp. (Units) (a)	497,095	20,534,995
Textiles, Apparel & Luxury Goods 1.1%
VF Corp. (a)	225,988	18,729,885
Consumer Staples 11.6%
Beverages 1.4%
PepsiCo, Inc.	348,695	22,536,158
Food & Staples Retailing 3.1%
CVS Caremark Corp. (a)	840,530	26,056,430
Kroger Co. (a)	1,004,895	23,665,277
		49,721,707
Food Products 2.9%
General Mills, Inc.	419,334	14,815,070
Kellogg Co. (a)	357,186	17,584,267
Mead Johnson Nutrition Co.	258,425	15,394,377
		47,793,714
Tobacco 4.2%
Altria Group, Inc.	1,446,451	34,714,824
Philip Morris International, Inc. (a)	608,585	34,622,401
		69,337,225
Energy 16.5%
Energy Equipment & Services 4.6%
Ensco PLC (ADR)	541,546	25,669,280
Noble Corp. (a)	759,968	25,778,114
Transocean Ltd.* (a)	346,953	23,256,260
		74,703,654
Oil, Gas & Consumable Fuels 11.9%
Canadian Natural Resources Ltd. (a)	559,130	21,504,140
Chevron Corp.	419,771	33,988,858
ConocoPhillips	427,109	25,699,149
Exxon Mobil Corp.	418,090	29,082,340
Marathon Oil Corp.	992,860	33,231,024
Nexen, Inc.	837,821	17,527,215
Suncor Energy, Inc. (a)	1,033,109	34,722,794
		195,755,520
Financials 10.3%
Diversified Financial Services 1.7%
JPMorgan Chase & Co.	748,693	27,986,144
Insurance 8.6%
Assurant, Inc.	632,199	22,297,659
Fidelity National Financial, Inc. "A" (a)	1,234,041	16,659,553
HCC Insurance Holdings, Inc.	613,421	17,224,862
Lincoln National Corp.	1,119,533	26,734,448
MetLife, Inc.	677,185	25,834,608
PartnerRe Ltd. (a)	423,952	32,856,280
		141,607,410
Health Care 10.9%
Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	601,588	29,207,097
Becton, Dickinson & Co. (a)	273,746	21,333,026
		50,540,123
Health Care Providers & Services 2.9%
McKesson Corp.	477,102	30,486,818
WellPoint, Inc.*	321,089	17,897,501
		48,384,319
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.* (a)	343,949	17,493,246
Pharmaceuticals 3.8%
Merck & Co., Inc.	903,751	31,152,297
Teva Pharmaceutical Industries Ltd. (ADR) (a)	626,400	31,345,056
		62,497,353
Industrials 5.6%
Aerospace & Defense 3.8%
Northrop Grumman Corp.	352,355	21,733,256
Raytheon Co. (a)	466,806	21,589,777
United Technologies Corp.	263,784	19,855,022
		63,178,055
Machinery 1.8%
Dover Corp. (a)	532,227	29,171,362
Information Technology 6.8%
Communications Equipment 0.6%
Brocade Communications Systems, Inc.* (a)	2,060,907	10,263,317
Computers & Peripherals 1.8%
Hewlett-Packard Co.	685,045	28,723,937
IT Services 1.1%
Automatic Data Processing, Inc. (a)	418,012	18,630,795
Semiconductors & Semiconductor Equipment 1.5%
Intel Corp.	1,182,101	24,965,973
Software 1.8%
Microsoft Corp. (a)	1,170,653	29,512,162
Materials 5.1%
Chemicals 3.4%
Air Products & Chemicals, Inc.	369,585	31,865,619
Praxair, Inc. (a)	255,638	23,531,478
		55,397,097
Containers & Packaging 1.7%
Sonoco Products Co. (a)	852,006	27,911,716
Telecommunication Services 8.7%
Diversified Telecommunication Services 7.2%
AT&T, Inc.	1,339,138	37,214,645
BCE, Inc. (a)	394,584	13,368,506
CenturyLink, Inc. (a)	1,056,527	45,420,096
Verizon Communications, Inc. (a)	692,255	22,159,082
		118,162,329
Wireless Telecommunication Services 1.5%
Vodafone Group PLC (ADR) (a)	965,214	24,188,263
Utilities 10.0%
Electric Utilities 7.9%
Allegheny Energy, Inc.	812,707	18,545,974
American Electric Power Co., Inc. (a)	613,433	21,838,215
Duke Energy Corp. (a)	1,071,511	18,805,018
Entergy Corp.	290,468	20,692,940
Exelon Corp. (a)	255,579	10,062,145
FirstEnergy Corp. (a)	543,525	19,083,163
Southern Co. (a)	544,144	20,525,112
		129,552,567
Multi-Utilities 2.1%
PG&E Corp.	724,784	34,014,113
Total Common Stocks (Cost $1,377,591,134)		1,510,221,444

Securities Lending Collateral 30.7%
Daily Assets Fund Institutional, 0.21% (b) (c) (Cost $502,969,620)	502,969,620	502,969,620

Cash Equivalents 7.8%
Central Cash Management Fund, 0.21% (b) (Cost $126,871,761)	126,871,761	126,871,761

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,007,432,515)+	130.6	2,140,062,825
Other Assets and Liabilities, Net	(30.6)	(500,883,365)
Net Assets	100.0	1,639,179,460

* Non-income producing security.

+ The cost for federal income tax purposes was $2,026,109,631. At November 30, 2010, net unrealized appreciation for all securities based on tax cost was $113,953,194. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $201,910,546 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $87,957,352.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2010 amounted to $489,180,551, which is 29.8% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$1,510,221,444	$—	$—	$1,510,221,444
Short-Term Investments (d)	629,841,381	—	—	629,841,381
Total	$2,140,062,825	$—	$—	$2,140,062,825

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended November 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2010
Assets
Investments: Investments in securities, at value (cost $1,377,591,134) — including $489,180,551 of securities loaned	$1,510,221,444
Investment in Daily Assets Fund Institutional (cost $502,969,620)*	502,969,620
Investment in Central Cash Management Fund (cost $126,871,761)	126,871,761
Total investments, at value (cost $2,007,432,515)	2,140,062,825
Receivable for Fund shares sold	1,232,570
Dividends receivable	5,142,550
Interest receivable	41,450
Foreign taxes recoverable	11,561
Due from Advisor	675,597
Other assets	41,248
Total assets	2,147,207,801
Liabilities
Payable upon return of securities loaned	502,969,620
Payable for Fund shares redeemed	3,085,150
Accrued management fee	565,503
Other accrued expenses and payables	1,408,068
Total liabilities	508,028,341
Net assets, at value	$1,639,179,460
Net Assets Consist of
Undistributed net investment income	9,543,373
Net unrealized appreciation (depreciation) on investments	132,630,310
Accumulated net realized gain (loss)	(223,857,976)
Paid-in capital	1,720,863,753
Net assets, at value	$1,639,179,460

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($491,872,236 ÷ 29,752,221 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$16.53
Maximum offering price per share (100 ÷ 94.25 of $16.53)	$17.54
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,922,343 ÷ 598,957 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$16.57
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($42,486,961 ÷ 2,566,233 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$16.56
Class S Net Asset Value, offering and redemption price per share ($991,138,230 ÷ 59,933,614 shares of capital stock outstanding, $.01 par value,150,000,000 shares authorized)	$16.54
Institutional Class Net Asset Value, offering and redemption price per share ($103,759,690 ÷ 6,269,003 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$16.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $297,881)	$46,418,022
Income distributions — Central Cash Management Fund	145,848
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	349,704
Total income	46,913,574
Expenses: Management fee	6,869,342
Administration fee	1,623,590
Services to shareholders	2,866,418
Custodian fee	50,984
Distribution and service fees	1,715,146
Professional fees	88,051
Directors' fees and expenses	38,972
Reports to shareholders	134,792
Registration fees	85,599
Other	41,882
Total expenses	13,514,776
Net investment income (loss)	33,398,798
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	51,967,766
Foreign currency	5,260
Payments by affiliate (see Note G)	675,597
52,648,623
Change in net unrealized appreciation (depreciation) on: Investments	4,498,944
Foreign currency	(112)
4,498,832
Net gain (loss)	57,147,455
Net increase (decrease) in net assets resulting from operations	$90,546,253

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$33,398,798	$31,520,880
Net realized gain (loss)	52,648,623	(82,364,968)
Change in net unrealized appreciation (depreciation)	4,498,832	375,745,354
Net increase (decrease) in net assets resulting from operations	90,546,253	324,901,266
Distributions to shareholders from: Net investment income: Class A	(8,720,322)	(6,462,412)
Class B	(131,025)	(184,149)
Class C	(441,559)	(307,283)
Class S	(20,627,075)	(19,833,011)
Institutional Class	(2,338,927)	(1,490,546)
Total distributions	(32,258,908)	(28,277,401)
Fund share transactions: Proceeds from shares sold	239,710,289	374,307,282
Net assets acquired in tax-free reorganization	—	43,860,644
Reinvestment of distributions	30,216,333	24,673,454
Cost of shares redeemed	(304,728,557)	(412,699,960)
Redemption fees	—	13,507
Net increase (decrease) in net assets from Fund share transactions	(34,801,935)	30,154,927
Increase from regulatory settlements (see Note H)	171,569	—
Increase (decrease) in net assets	23,656,979	326,778,792
Net assets at beginning of period	1,615,522,481	1,288,743,689
Net assets at end of period (including undistributed net investment income of $9,543,373 and $8,226,653, respectively)	$1,639,179,460	$1,615,522,481

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended November 30,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$15.95	$13.09	$24.51		$24.40		$22.87
Income (loss) from investment operations: Net investment income (loss)a	.30	.28	.26		.28		.38	d
Net realized and unrealized gain (loss)	.57	2.83	(7.24)		2.34		2.63
Total from investment operations	.87	3.11	(6.98)		2.62		3.01
Less distributions from: Net investment income	(.29)	(.25)	(.28)		(.36)		(.33)
Net realized gains	—	—	(4.16)		(2.15)		(1.15)
Total distributions	(.29)	(.25)	(4.44)		(2.51)		(1.48)
Redemption fees	—	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$16.53	$15.95	$13.09		$24.51		$24.40
Total Return (%)b	5.54	24.12	(34.81	)c	11.65	c	13.98	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	492	469	290		300		363
Ratio of expenses before expense reductions (%)	1.03	1.02	1.03		1.00		1.02
Ratio of expenses after expense reductions (%)	1.03	1.02	1.03		.99		1.02
Ratio of net investment income (loss) (%)	1.86	2.05	1.39		1.21		1.65	d
Portfolio turnover rate (%)	32	81	104		86		76
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charge.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Amount is less than $.005.

Class B Years Ended November 30,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$15.97	$13.11	$24.54		$24.41		$22.88
Income (loss) from investment operations: Net investment income (loss)a	.16	.16	.10		.09		.18	d
Net realized and unrealized gain (loss)	.59	2.83	(7.27)		2.34		2.64
Total from investment operations	.75	2.99	(7.17)		2.43		2.82
Less distributions from: Net investment income	(.15)	(.13)	(.10)		(.15)		(.14)
Net realized gains	—	—	(4.16)		(2.15)		(1.15)
Total distributions	(.15)	(.13)	(4.26)		(2.30)		(1.29)
Redemption fees	—	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$16.57	$15.97	$13.11		$24.54		$24.41
Total Return (%)b	4.72	23.12	(35.43	)c	10.74	c	13.04	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	22	17		30		37
Ratio of expenses before expense reductions (%)	1.85	1.87	1.86		1.83		1.89
Ratio of expenses after expense reductions (%)	1.85	1.87	1.86		1.82		1.89
Ratio of net investment income (loss) (%)	1.03	1.19	.56		.38		.78	d
Portfolio turnover rate (%)	32	81	104		86		76
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charge.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Amount is less than $.005.

Class C Years Ended November 30,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$15.96	$13.10	$24.52		$24.40		$22.86
Income (loss) from investment operations: Net investment income (loss)a	.19	.17	.12		.11		.21	d
Net realized and unrealized gain (loss)	.58	2.84	(7.25)		2.34		2.64
Total from investment operations	.77	3.01	(7.13)		2.45		2.85
Less distributions from: Net investment income	(.17)	(.15)	(.13)		(.18)		(.16)
Net realized gains	—	—	(4.16)		(2.15)		(1.15)
Total distributions	(.17)	(.15)	(4.29)		(2.33)		(1.31)
Redemption fees	—	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$16.56	$15.96	$13.10		$24.52		$24.40
Total Return (%)b	4.85	23.16	(35.29	)c	10.86	c	13.16	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	42	23		32		36
Ratio of expenses before expense reductions (%)	1.73	1.78	1.79		1.74		1.75
Ratio of expenses after expense reductions (%)	1.73	1.78	1.78		1.73		1.75
Ratio of net investment income (loss) (%)	1.16	1.28	.63		.47		.93	d
Portfolio turnover rate (%)	32	81	104		86		76
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charge.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Amount is less than $.005.

Class S Years Ended November 30,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$15.95	$13.09	$24.52		$24.40		$22.88
Income (loss) from investment operations: Net investment income (loss)a	.35	.33	.32		.36		.45	c
Net realized and unrealized gain (loss)	.58	2.82	(7.24)		2.35		2.63
Total from investment operations	.93	3.15	(6.92)		2.71		3.08
Less distributions from: Net investment income	(.34)	(.29)	(.35)		(.44)		(.41)
Net realized gains	—	—	(4.16)		(2.15)		(1.15)
Total distributions	(.34)	(.29)	(4.51)		(2.59)		(1.56)
Redemption fees	—	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$16.54	$15.95	$13.09		$24.52		$24.40
Total Return (%)	5.92	24.50	(34.61	)b	12.06	b	14.33	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	991	976	907		1,394		1,438
Ratio of expenses before expense reductions (%)	.70	.71	.72		.67		.71
Ratio of expenses after expense reductions (%)	.70	.71	.71		.66		.71
Ratio of net investment income (loss) (%)	2.19	2.36	1.70		1.54		1.96	c
Portfolio turnover rate (%)	32	81	104		86		76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Amount is less than $.005.

Institutional Class Years Ended November 30,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$15.97	$13.12	$24.56		$24.44		$22.91
Income (loss) from investment operations: Net investment income (loss)a	.36	.34	.34		.38		.46	c
Net realized and unrealized gain (loss)	.57	2.82	(7.25)		2.35		2.64
Total from investment operations	.93	3.16	(6.91)		2.73		3.10
Less distributions from: Net investment income	(.35)	(.31)	(.37)		(.46)		(.42)
Net realized gains	—	—	(4.16)		(2.15)		(1.15)
Total distributions	(.35)	(.31)	(4.53)		(2.61)		(1.57)
Redemption fees	—	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$16.55	$15.97	$13.12		$24.56		$24.44
Total Return (%)	5.94	24.53	(34.52	)b	12.13	b	14.45	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	108	52		61		53
Ratio of expenses before expense reductions (%)	.67	.63	.59		.58		.66
Ratio of expenses after expense reductions (%)	.67	.63	.59		.57		.64
Ratio of net investment income (loss) (%)	2.22	2.43	1.83		1.63		2.03	c
Portfolio turnover rate (%)	32	81	104		86		76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Large Cap Value Fund (the "Fund") is a diversified series of DWS Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $205,181,000, including approximately $13,869,000 inherited from its merger with DWS Equity Income Fund in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016 ($75,257,000) and November 30, 2017 ($129,924,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

During the year ended November 30, 2010, the Fund utilized $50,933,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed ordinary income*	$9,689,489
Capital loss carryforwards	$(205,181,000)
Net unrealized appreciation (depreciation) on investments	$113,953,194

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2010	2009
Distributions from ordinary income*	$32,258,908	$28,277,401

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $494,988,015 and $630,074,479, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor.

Pursuant to a subadvisory agreement, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund. The Advisor compensates DeAMi out of the management fee it receives from the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the year ended November 30, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended November 30, 2010, the Administration Fee was $1,623,590, of which $137,223 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at November 30, 2010
Class A	$600,332	$143,868
Class B	31,833	7,644
Class C	52,956	13,339
Class S	1,025,869	252,145
Institutional Class	108,436	26,010
	$1,819,426	$443,006

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at November 30, 2010
Class B	$105,135	$11,020
Class C	318,738	33,826
	$423,873	$44,846

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at November 30, 2010	Annual Effective Rate
Class A	$1,152,574	$281,198	.24%
Class B	33,913	5,488	.24%
Class C	104,786	24,899	.25%
	$1,291,273	$311,585

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2010 aggregated $27,565.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2010, the CDSC for Class B and C shares aggregated $34,043 and $3,334, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2010, DIDI received $2,269 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $40, all of which is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended November 30, 2010		Year Ended November 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,082,699	$130,541,335	12,911,340	$175,684,765
Class B	54,757	880,682	236,141	3,219,438
Class C	654,942	10,613,915	762,385	10,694,688
Class S	5,221,267	84,054,230	8,073,416	111,493,576
Institutional Class	850,988	13,620,127	4,858,717	73,214,815
		$239,710,289		$374,307,282
Shares issued in tax-free reorganization*
Class A	—	$—	1,664,206	$22,049,742
Class B	—	—	585,277	7,767,013
Class C	—	—	883,439	11,723,967
Class S	—	—	171,307	2,268,021
Institutional Class	—	—	3,911	51,901
		$—		$43,860,644
Shares issued to shareholders in reinvestment of distributions
Class A	525,378	$8,387,550	452,335	$6,189,330
Class B	7,280	116,529	11,898	161,666
Class C	21,560	344,440	18,049	247,679
Class S	1,192,774	19,039,849	1,225,427	16,629,424
Institutional Class	145,711	2,327,965	102,756	1,445,355
		$30,216,333		$24,673,454
Shares redeemed
Class A	(8,234,090)	$(132,508,267)	(7,811,534)	$(106,579,294)
Class B	(839,922)	(13,585,099)	(736,917)	(10,363,869)
Class C	(716,715)	(11,586,476)	(778,311)	(10,518,487)
Class S	(7,648,345)	(123,302,401)	(17,613,196)	(253,331,430)
Institutional Class	(1,467,829)	(23,746,314)	(2,197,107)	(31,906,880)
		$(304,728,557)		$(412,699,960)
Redemption fees		$—		$13,507
Net increase (decrease)
Class A	373,987	$6,420,618	7,216,347	$97,349,682
Class B	(777,885)	(12,587,888)	96,399	784,263
Class C	(40,213)	(628,121)	885,562	12,148,502
Class S	(1,234,304)	(20,208,322)	(8,143,046)	(122,932,884)
Institutional Class	(471,130)	(7,798,222)	2,768,277	42,805,364
		$(34,801,935)		$30,154,927

* On April 17, 2009, DWS Equity Income Fund was acquired by the Fund through a tax-free reorganization (see Note F).

F. Acquisition of Assets

On April 17, 2009, the Fund acquired all of the net assets of DWS Equity Income Fund pursuant to a plan of reorganization approved by shareholders on March 27, 2009. The acquisition was accomplished by a tax-free exchange of 3,309,925 Class A shares, 1,164,587 Class B shares, 1,759,454 Class C shares, 339,384 Class S shares and 7,879 Institutional Class shares of DWS Equity Income Fund for 1,664,206 Class A shares, 585,277 Class B shares, 883,439 Class C shares, 171,307 Class S shares and 3,911 Institutional Class shares of the Fund, respectively, outstanding on April 17, 2009. DWS Equity Income Fund's net assets at that date, $43,860,644, including $1,427,442 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,320,900,418. The combined net assets of the Fund immediately following the acquisition were $1,364,761,062.

G. Payments by Affiliate

During the year ended November 30, 2010, the Advisor agreed to reimburse the Fund $675,597 for losses incurred on trades executed incorrectly. The amount of the reimbursement is 0.04% of the Fund's average net assets.

H. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $130,879. In addition, the Fund received $40,690 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets. The amounts of the payments were less than 0.01% of the Fund's average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Large Cap Value Fund, a series of DWS Value Series, Inc. (the "Corporation"), including the investment portfolio, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Large Cap Value Fund at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts January 21, 2011

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended November 30, 2010 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $51,060,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreements were approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DeAMi's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DeAMi provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DeAMi historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DeAMi.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of November 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
55

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCSX	KDCIX
CUSIP Number	23338F-101	23338F-200	23338F-309	23338F-606	23338F-705
Fund Number	086	286	386	2312	1486

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LARGE CAP VALUE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.
Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$62,613	$0	$10,942	$0
2009	$51,854	$0	$7,071	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$295,930	$0
2009	$0	$440,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$10,942	$295,930	$645,807	$952,679
2009	$7,071	$440,000	$711,000	$1,158,071

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”).  DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.   E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex.  E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y.  Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 28, 2011